                                                                    EXHIBIT 99.1

                  OPTICARE HEALTH SYSTEMS, INC. & SUBSIDIARIES
          Pro Forma Consolidated Balance Sheet as of December 31, 2004
                             (Amounts in thousands)
                                   (Unaudited)

                                          HISTORICAL                                                  PRO FORMA
                                        BALANCE SHEET       ADJUSTMENTS FOR       PRO FORMA         BALANCE SHEET
                                        AT 12/31/2004        DISTRIBUTION        ADJUSTMENTS         AT 12/31/04
                                        -------------       ---------------     -------------       -------------

ASSETS
  CURRENT ASSETS:
    Cash and cash equivalents            $     2,228                     -                           $      2,228
    Accounts receivable, net                   7,204                (5,040)                                 2,164
    Inventories                                4,947                (3,096)                                 1,851
    Assets held for sale                           -                 7,894            (7,894) A                 -
    Other current assets                       1,049                  (368)                                   681
                                        -------------       ---------------     -------------       -------------
      Total Current Assets                    15,428                  (610)           (7,894)               6,924

    Property and equipment, net                3,749                (1,121)                                 2,628
    Intangible assets, net
      (Incl Goodwill)                         19,058                (1,327)                                17,731
    Deferred Debt Issuance costs, net            342                     -                                    342
    Assets held for sale, non-current              -                 1,150            (1,150) A                 -
    Other assets                               3,173                   (28)                                 3,145
                                        -------------       ---------------     -------------       -------------
      TOTAL ASSETS                       $    41,750                (1,936)           (9,044)        $     30,770
                                        =============       ===============     =============       =============

LIABILITIES & STOCKHOLDERS EQUITY:
  CURRENT LIABILITIES:
    Accounts Payable                     $     7,803                (5,076)           (1,530) B      $      1,197
    Claims Payable & claims Incurred
      but not reported                         1,897                     -                                  1,897
    Accrued Expenses                           4,923                  (306)             (131) B             4,486
    Debt, current portion                        332                     -                                    332
    Current portion of capital lease
      obligations                                 11                     -                                     11
    Liabilities held for sale, current             -                 5,683            (5,683) A                 -
    Other liabilities                          1,117                     2                                  1,119
                                        -------------       ---------------     -------------       -------------
      Total Current Liabilities               16,083                   303            (7,344)               9,042

   Other long-term debt, less
     current portion                          10,024                     -            (3,361) A             3,879
                                                                                       1,661  B
                                                                                      (4,445) C
   Capital lease obligations,
     less current portion                         19                     -                                     19
   Other liabilities                             521                   955                                  1,476
                                        -------------       ---------------     -------------       -------------
     Total Non-Current Liabilities            10,564                   955            (6,145)               5,374

REDEEMABLE PREFERRED STOCK                     6,344                                                        6,344

STOCKHOLDERS' EQUITY:

   Convertible Preferred Stock                     1                     -                                      1

   Common Stock                                   31                     -                                     31

   Additional paid-in-capital                 79,192                     -             4,445  C            83,637

   Retained Earnings (deficit)               (70,465)               (3,194)                               (73,659)
                                        -------------       ---------------     -------------       -------------
     TOTAL STOCKHOLDERS' EQUITY                8,759                (3,194)            4,445               10,010
                                        -------------       ---------------     -------------       -------------
     TOTAL LIABILITIES &
       STOCKHOLDERS' EQUITY              $    41,750                (1,936)           (9,044)        $     30,770
                                        =============       ===============     =============       =============

A - Adjustment to reflect approximately $3.2 million of proceeds received from the sale of the Distribution Business.

B - Adjustment to reflect settlement of trade payable not assumed by Buyer and settlement of accrued closing costs.

C - Adjustment to reflect the issuance of 280,618 shares of Series D Preferred
    Stock.

                                                                    EXHIBIT 99.1

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
        Pro forma Statement of Operations - Year Ended December 31, 2004
                 (Amounts in thousands, except per share data)
                                   (Unaudited)

                                            2004                  2004                                   2004
                                       HISTORICAL STMT       ADJUSTMENTS FOR      PRO FORMA         PRO FORMA STMT
                                        OF OPERATIONS         DISTRIBUTION       ADJUSTMENTS        OF OPERATIONS
                                       ---------------      ----------------    -------------       --------------

NET REVENUES:
  Managed vision                         $     25,495                    -                 -          $    25,495
  Product sales                                67,070              (55,490)                -               11,580
  Other services                               19,907                    -                 -               19,907
  Other income                                  2,181                 (260)                -                1,921
                                       ---------------      ----------------    -------------       --------------
    Total net revenues                        114,653              (55,750)                -               58,903
                                       ---------------      ----------------    -------------       --------------
OPERATING EXPENSES:
  Medical claims expense                       19,156                    -                 -               19,156
  Cost of product sales                        52,157              (48,209)                -                3,948
  Cost of services                              8,322                    -                 -                8,322
  Selling, general and administrative          35,606              (10,553)             (750)  A           24,103
                                                                                        (200)  B
  Depreciation                                  1,634                 (786)                -                  848
  Amortization                                    117                    -                 -                  117
  Interest                                      1,200                  (10)             (580)  C              610
                                       ---------------      ----------------    -------------       --------------
    Total operating expenses                  118,192              (59,558)           (1,530)              57,104
                                       ---------------      ----------------    -------------       --------------
Income (loss) from continuing
  operations before income taxes               (3,539)               3,808             1,530                1,799

Income tax expense                                 51                    -                 -   D               51
                                       ---------------      ----------------    -------------       --------------
Net income (loss) from continuing
  operations                                   (3,590)               3,808             1,530                1,748
                                       ===============      ================    =============       ==============

Preferred Stock Dividends                        (709)                                                       (709)
                                       ---------------                                              --------------

Net income (loss) available to common
  stockholders                           $     (4,299)                                                $     1,039
                                       ===============                                              ==============

EARNINGS (LOSS) PER SHARE:

Net income (loss) from continuing
  operations:
  Basic                                        ($0.14)                                                      $0.03
  Diluted                                      ($0.14)                                                      $0.02

Average Shares Outstanding - Basic         30,598,203                                                  30,598,203
Average Shares Outstanding - Diluted       30,598,203                             11,224,700   E      111,426,922

A - Adjustment to reflect the reduction in compensation related to Headquarter personnel reductions resulting from the sale of the Distribution business.

B - Adjustment to reflect the cost savings for professional fees resulting from the sale of the Distribution business.

C - Adjustment to reflect the Interest Expense savings that would be attributable to the $6.1 million pay down in revolver debt at 9.5%.

D - No additional tax expense is reflected on the pro forma cost savings; as the
    Company will utilize its tax loss carryforwards which are currently not recognized on the Company's Balance Sheet.

E - Adjustment to reflect the conversion of 280,618 shares of Series D Preferred
    Stock into common stock.